Exhibit 10.1

AMENDMENT NO. 1 TO RAIL TRANSPORTATION SERVICES AGREEMENT

THIS AMENDMENT NO. 1 TO RAIL TRANSPORTATION SERVICES AGREEMENT (this “Agreement”), is entered into and effective as of the 1st day of September, 2015 (the “Effective Date”), by and between Green Plains Logistics LLC (the “Operator”) and Green Plains Trade Group LLC (the “Customer”).  Customer and Operator are sometimes referred to in this Agreement as the “Parties” and individually as a “Party.”

WHEREAS, Operator wishes to amend the Rail Transportation Services Agreement effective July 1, 2015 between the Parties (the “Agreement”) on the terms and conditions set forth herein, and may further amend the Agreement and desires to do so each time with the addition of an additional Exhibit D. Terms used herein not defined herein shall have the meaning set forth in the Agreement.

NOW, THEREFORE, in consideration of the mutual premises of the parties and covenants and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Section 1.e. of the Agreement is hereby replaced in its entirety with the following:

e. Minimum Capacity Commitment: During each month of the Term, Operator will provide to Customer the minimum railcar volumetric capacity for such month, measured in gallons, described in each Exhibit D (each, the “Minimum Capacity Commitment”).  Customer shall have the right to deliver the applicable Minimum Capacity Commitment at Loading Points each calendar day during the Term subject to all other terms and conditions in this Agreement.  In the event Customer has additional Customer Product available to ship during a month, Customer will notify Operator of the availability of such Customer Product.  Operator will use its best efforts to accommodate such additional Customer Product over and above the applicable Minimum Capacity Commitment, and Customer and Operator will negotiate in good faith the terms of providing Rail Services with respect to such additional Customer Product.

2.Section 1.f. of the Agreement is hereby replaced in its entirety with the following:

f. Reports: Within 10 days after the end of each month, during the Term, Operator shall notify Customer of any decreases in the railcar volumetric capacity that Operator can make available to Customer as a result of the expiration of existing Railcar leases.  Upon delivery of such notice, the applicable Minimum Capacity Commitment per Exhibit shall be reduced as reflected on each Exhibit D (with respect to each Exhibit, the “Adjusted Minimum Capacity Commitment”).

3.Section 3.a.i. of the Agreement is hereby replaced in its entirety with the following:

a.Rail Transportation Services:

i. Each month, Customer shall pay to Operator a fee for Rail Services with respect to railcar volumetric capacity provided by Operator in an amount equal to: (i) the Adjusted Minimum Capacity Commitment per Exhibit  D, stated in gallons, multiplied by (ii) the amount set forth in each Exhibit D, divided by (iii) 365, multiplied by (iv) the number of days in the month (collectively the “Rail Transportation Services Fee”).

4. Section 16 of the Agreement is hereby replaced in its entirety with the following:

16. Amendment and Waiver.  Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against either party unless such modification, amendment or waiver is approved in writing and countersigned by each party hereto.  The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.  The addition of any person as a party to this Agreement shall not constitute a modification or amendment to any provision of this Agreement. The parties may amend the Agreement with just the addition of an additional Exhibit D, signed by the Parties, when Operator has added cars that Customer has agreed to utilize pursuant to the terms hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

OPERATOR: GREEN PLAINS LOGISTICS LLC

Signature:       /s/ Michelle Mapes
Print Name:    Michelle Mapes
Title:               Executive Vice President – General Counsel & Corporate Secretary

CUSTOMER: GREEN PLAINS TRADE GROUP LLC

Signature:       /s/ Michelle Mapes
Print Name:    Michelle Mapes
Title:               Executive Vice President – General Counsel & Corporate Secretary

EXHIBIT D

Effective July 1,  2015
MINIMUM CAPACITY COMMITMENT

Period	Minimum Capacity Commitment (millions of gallons)
July 2015	66.30
August 2015	66.30
September 2015	63.99
October 2015	63.99
November 2015	63.99
December 2015	63.99
January 2016	63.24
February 2016	63.24
March 2016	63.24
April 2016	63.24
May 2016	62.97
June 2016	61.20
July 2016	61.20
August 2016	61.20
September 2016	58.20
October 2016	57.09
November 2016	36.78
December 2016	36.48
January 2017	36.48
February 2017	36.48
March 2017	35.43
April 2017	35.43
May 2017	35.43
June 2017	35.43
July 2017	35.43
August 2017	35.43
September 2017	33.12
October 2017	33.12
November 2017	33.12
December 2017	33.12
January 2018	33.12
February 2018	33.12
March 2018	28.62
April 2018	28.05
May 2018	26.25
June 2018	26.25
July 2018	26.25
August 2018	26.25
September 2018	26.25
October 2018	26.25
November 2018	26.25
December 2018	26.25
January 2019	26.25
February 2019	26.25

March 2019	24.75
April 2019	24.75
May 2019	24.75
June 2019	22.35
July 2019	16.65
August 2019	16.65
September 2019	16.65
October 2019	16.65
November 2019	16.65
December 2019	16.65
January 2020	16.65
February 2020	16.65
March 2020	16.65
April 2020	16.65
May 2020	16.65
June 2020	16.65
July 2020	16.65
August 2020	16.65
September 2020	16.65
October 2020	16.65
November 2020	15.66
December 2020	8.16
January 2021	5.22
February 2021	5.22
March 2021	5.22
April 2021	5.22
May 2021	5.22
June 2021	0.72
July 2021	0.72
August 2021	0.72
September 2021	0.72
October 2021	0.72
November 2021	0.72
December 2021	0.72
January 2022	0.72
February 2022	0.72
March 2022	0.72
April 2022	0.72
May 2022	0.72
June 2022	0.72
July 2022	0.72
August 2022	0.72
September 2022	0.72
October 2022	0.72
November 2022	0.72
December 2022	0.72
January 2023	0.72
February 2023	0.72
March 2023	0.72
April 2023	0.72
May 2023	0.72
June 2023	0.72
July 2023	0.72

August 2023	0.72
September 2023	0.72
October 2023	0.72
November 2023	0.72
December 2023	0.72
January 2024	0.72
February 2024	0.72
March 2024	0.72
April 2024	0.72
May 2024	0.72
June 2024	0.72
July 2024	0.72
August 2024	0.72
September 2024	0.72
October 2024	0.72
November 2024	0.72
December 2024	0.72
January 2025	0.72
February 2025	0.72
March 2025	0.72
April 2025	-

Rail Transportation Services Fee Rate: $0.432658

EXHIBIT D

Effective September 1, 2015
MINIMUM CAPACITY COMMITMENT

Period	Minimum Capacity Commitment (millions of gallons)
September 2015	2.31
October 2015	2.31
November 2015	2.31
December 2015	2.31
January 2016	2.31
February 2016	2.31
March 2016	2.31
April 2016	2.31
May 2016	2.31
June 2016	2.31
July 2016	2.31
August 2016	2.31
September 2016	0

Rail Transportation Services Fee Rate: $0.33839

Agreed to by:

OPERATOR: GREEN PLAINS LOGISTICS LLC

Signature:       /s/ Michelle Mapes
Print Name:    Michelle Mapes
Title:               Executive Vice President – General Counsel & Corporate Secretary

CUSTOMER: GREEN PLAINS TRADE GROUP LLC

Signature:       /s/ Michelle Mapes
Print Name:    Michelle Mapes
Title:               Executive Vice President – General Counsel & Corporate Secretary